UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 1, 2007

(Date of earliest event reported)

Dollarama Group L.P.

(Exact name of registrant as specified in its charter)

Quebec, Canada	333-134550	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 Ferrier, Montreal	H4P 1M2
(Address of principal executive offices)	(Postal Code)

(514) 737-1006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Signatures

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 1, 2007, Dollarama Group L.P. (the “Company”) dismissed RSM Richter LLP (“RSM Richter”) from serving as the Company’s principal independent accountants (“auditors”) and retained PricewaterhouseCoopers LLP (“PwC”) as the Company’s auditors for the fiscal year ending February 4, 2007. The decision to change auditors was recommended by the Audit Committee of the Board of Directors of the Company (the “Board”) and approved by the Board. RMS Richter has completed its engagement as the Company’s auditors for the fiscal year ended January 31, 2006.

RMS Richter’s reports on the Company’s consolidated financial statements for the fiscal years ended January 31, 2005 and January 31, 2006, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended January 31, 2005 and January 31, 2006 and from the end of the fiscal year ended January 31, 2006 through the date of the dismissal of RSM Richter (the “Dismissal Date”), there were no disagreements with RSM Richter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement or disagreements, if not resolved to the satisfaction of RSM Richter, would have caused RSM Richter to make reference to the subject matter of the disagreement or disagreements in connection with its report. None of the reportable events set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred during either of the last two fiscal years and through the Dismissal Date.

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult with PwC in respect of the Company’s consolidated financial statements for the years ended January 31, 2005 and January 31, 2006 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has requested that RSM Richter furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2007, the Board approved a change to the Company’s fiscal year end, moving it from January 31 to a floating year end ending on the Sunday before or after January 31st of each year. The change is effective beginning with the Company’s fiscal year 2007, which will now end February 4, 2007. The Company’s fiscal year 2008 will begin February 5, 2007 and end February 3, 2008. Because the change in fiscal year end represents only a four day difference, a report regarding the transition period is not required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollarama Group L.P.

	By:	Dollarama Group GP Inc., its general partner

Dated: February 2, 2007	By:	/s/ Robert Coallier
	Name:	Robert Coallier
	Title:	Chief Financial Officer